SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (date of earliest event reported):               February 2, 2001



                         COAST HOTELS AND CASINOS, INC.
             (Exact name of registrant as specified in its charter)




          Nevada                  333-04356                 88-0345706
     (State or other           (Commission File          (I.R.S. Employer
     jurisdiction of               Number)             Identification No.)
      incorporation)

               4500 West Tropicana Avenue, Las Vegas, Nevada 89103 (Address of principal executive offices) (Zip Code)
                                        -

       Registrant's telephone number, including area code: (702) 365-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

      On February 5, 2001, Coast Resorts, Inc., the parent company of Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), issued a press release announcing (i) preliminary unaudited results for the fourth quarter and year ended December 31, 2000, and (ii) the issuance by the Company on February 2, 2001 of $50,000,000 principal amount of additional 9 1/2% Senior Subordinated Notes Due 2009. A copy of Coast Resorts, Inc.'s press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.   Description

99.1          Press Release dated February 5, 2001.

                                       SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COAST HOTELS AND CASINOS, INC.,
                                    a Nevada corporation



                                    By:   /s/ Gage Parrish
                                       ----------------------------
                                    Name: Gage Parrish
                                    Title: Chief Financial Officer
February 6, 2001